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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Nigel Anderson c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-229-5252

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2013 to October 31, 2013

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

SEMI-ANNUAL REPORT
OCTOBER 31, 2013

MARTIN CURRIE BUSINESS TRUST

TABLE OF CONTENTS

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2013 (Unaudited)

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia, and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $8.3m

PERFORMANCE  Total return from May 1, 2013 through October 31, 2013

•MCBT Opportunistic EAFE Fund	+7.93%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+8.73%

Annualized total return from November 1, 2008 through October 31, 2013

•MCBT Opportunistic EAFE Fund	+10.30%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+12.52%

Annualized total return from November 1, 2003 through October 31, 2013

•MCBT Opportunistic EAFE Fund	+7.04%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+8.20%

Annualized total return from July 1, 1994 through October 31, 2013

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+5.02%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.97%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+5.73%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  Gross of dividends

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2013 (Unaudited)

MANAGEMENT DISCUSSION AND ANALYSIS  REVIEW

In the six months following our annual report at the end of April, the MSCI EAFE index rose a further 8.7% in U.S. dollar terms. It was another volatile period, however, with monthly market pullbacks in May, June and August.

As has become commonplace in recent years, a variety of macroeconomic issues influenced the direction of markets. Japan was in focus at the start of the period, as investors welcomed the Bank of Japan's huge quantitative-easing (QE) programme to restore the health of the economy and combat entrenched inflation. From mid-May onwards, however, that focus shifted to the U.S. and the likely duration of the Federal Reserve's third round of QE, or 'QE3,' as it has become known. Just as the introduction of QE3 has helped equities to rise powerfully over the last year, so has the prospect of the Federal Reserve's withdrawal of QE3 led to nervousness among investors. Indeed, it was comments from the Federal Reserve hinting at a sooner-than-expected exit that prompted the pullbacks mentioned above. In September, however, the Fed surprised the market by leaving the pace of QE unchanged; by October, a consensus had emerged that the central bank would not begin to taper its asset-purchase programme until 2014. Global markets rose strongly in both months.

Against this backdrop, the Fund's NAV (net of fees) gained 7.9%, lagging the benchmark by 80 basis points. Stock selection was positive overall, while asset allocation was negative, with the underweight to telecoms and exposure to emerging markets among the largest detracting factors. By region, Japan and emerging markets were the Fund's main negatives, while Asia ex Japan was by some distance our strongest region. At the sector level, materials hurt performance the most, while industrials energy and consumer discretionary did best.

At the level of individual stocks, the top four contributors were European: Mediobanca, Daimler, BNP and Safran. The best was Italian bank Mediobanca, which delivered a good set of second-quarter results, with better net interest income driving modest earnings upgrades. The shares have also gained in response to continuing progress on stake disposals, including Gemina and Telco. Fellow European financial BNP, from France, beat earnings expectations on higher revenues and good cost-cutting as a result of the 'Simple & Efficient' project. BNP continues to strengthen its balance sheet and capital ratios. We see the company as a well-capitalised, well-diversified and defensive bank within the eurozone context, and we think it has the potential for positive earning surprises as corporate banking activity recovers, particularly in fixed income. Safran, the French aerospace company, posted excellent sales results driven by aftermarket growth in its civil-aviation engines business.

Outside of Europe, Australian financial-services company Macquarie Group was the top contributor. The company gave better-than-expected guidance during the period, noting strength in its mortgage business and signs of an improvement in deal flow.

Suffering a sharp correction in May, the Japanese market was relatively weak in the period and accounted for most of our largest performance detractors. Shin-Etsu Chemical was the worst performer, hit by downgrades to 2013 full-year earnings. These reflected sluggish demand for 300nm silicon wafers, in line with weaker end-demand for mobile

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2013 (Unaudited)

devices. Shintech, its U.S. subsidiary, remains strong, with increased capacity expected to support market-share growth in PVC. Although we have reduced the position, we continue to hold the stock. The second-weakest stock was Nitto Denko, whose main earnings driver is supplying ITO film for smartphones and tablet PCs. Believing that the company would likely miss its earnings guidance for the full year ending in 2014 due to shortfalls in this business, we began reducing the position in September and sold out completely at the beginning of November (just outside the period covered by this report). Japanese financials Mitsubishi UFJ Financial and Mitsubishi Estate were hit particularly hard in the May correction, having risen very steeply in the preceding month. Both, however, are up strongly for the year to date.

Outside Japan, the Fund's worst performer was Bangkok Bank, which was dragged down by concerns about Thailand's second-quarter current-account deficit. We believe that the bank has been very conservative relative to peers in its loan growth and that it is well positioned to gain from the massive infrastructure spending planned for Thailand over the next few years.

The largest new additions to the portfolio during the period were Credit Suisse, the global financial-services company; Kering, the French luxury-goods company; Telefónica, the Spanish telco; Assa Abloy, the Swedish lockmaker; and Inditex, a Spanish multinational which operates retail eight brands (including Zara) worldwide. Key outright sales included Swiss food giant Nestlé; Royal Dutch Shell, the integrated oil company; Adidas, the German sportswear brand; Oversea-Chinese Banking Corp; and Mitsui Fudosan, the Japanese real-estate developer.

OUTLOOK

We believe that the global growth outlook for 2014 is somewhat cheerier than 2013. We expect the global economy to resume above-trend growth next year, supported by a U.S.- and Europe-led rebound in developed markets. Summer data marked a critical turning point, with a significant improvement in growth momentum across Europe. For the euro area, this means a move out of recession and into recovery. For the UK, it represents a shift from feeble to above-trend rates of growth. Assuming orderly financial conditions and no further fiscal drag, we think the improvement is sustainable. We are also optimistic about growth in Japan. We expect that the negative economic impact of the consumption-tax hike planned for April 2014 will be offset by the combined boost from a ¥5-trillion fiscal package and demand-stimulating policies from the 'third arrow' of Abenomics.

A note of caution, however: it looks to us as though many cyclical stocks are already pricing a strong and sustained earnings-per-share rebound into 2014 and beyond. The fundamental trend in Europe and America remains deflationary as economies continue to deleverage. Rising PMI indicators can signal an inventory re-stocking cycle; however, without a recovery in end-demand, the downward cycle will resume. A fundamental problem remains the lack of income growth in the developed world on a per-capita basis. This is not being compensated for by stronger demand in China or Japan, as those economies also reset their macro policies. Although we are hopeful the recovery can be sustained, it may prove disappointing against current expectations.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2013 (Unaudited)

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

Europe		% of net assets
HSBC Holdings PLC	(United Kingdom)	3.3%
BNP Paribas SA	(France)	2.7%
Rio Tinto PLC	(United Kingdom)	2.6%
Roche Holding AG	(Switzerland)	2.6%
BG Group PLC	(United Kingdom)	2.4%
Sanofi SA	(France)	2.4%
Novartis AG	(Switzerland)	2.4%
Japan
Japan Tobacco, Inc.	(Japan)	2.9%
Hitachi Ltd.	(Japan)	2.8%
Pacific Basin
Macquarie Group Ltd.	(Australia)	2.3%

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

ASSET ALLOCATION BY INDUSTRY:

Percentages of long-term investments by industry are as follows:

Industry	% of net assets
Aerospace & Defense	2.2%
Apparel	1.7%
Auto Manufacturers	4.1%
Auto Parts & Equipment	1.6%
Banking & Insurance Services	1.7%
Banks	12.7%
Beverages	2.2%
Chemicals	4.1%
Commercial Services	1.6%
Diversified	2.3%
Diversified Financial Services	4.1%
Electrical Component & Equipment	5.1%
Food	0.8%
Holding Companies - Diversified	1.5%
Home Builders	2.6%
Insurance	5.4%
Lodging	1.4%
Machinery - Diversified	1.6%
Media	2.8%
Mining	2.6%
Oil & Gas	4.3%
Pharmaceuticals	8.8%
Publishing	1.0%
Real Estate	1.4%
Retail	4.9%
Semiconductors	3.2%
Software	1.5%
Telecommunications	4.8%
Tobacco	4.8%
Transportation	2.1%

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2013 (Unaudited)

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $43.8m

PERFORMANCE  Total return from May 1, 2013 through October 31, 2013

•MCBT Global Emerging Markets Fund	+0.20%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+1.42%

Annualized total return from November 1, 2008 through October 31, 2013

•MCBT Global Emerging Markets Fund	+13.26%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+15.76%

Annualized total return from November 1, 2003 through October 31, 2013

•MCBT Global Emerging Markets Fund	+11.14%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+12.77%

Annualized total return from February 14, 1997 through October 31, 2013

•MCBT Global Emerging Markets Fund	+6.07%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)*	+6.82%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  Gross of dividends

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2013 (Unaudited)

MANAGEMENT DISCUSSION AND ANALYSIS  REVIEW

It was a turbulent period for emerging-market equities. Ongoing speculation as to the impact of a potential 'tapering' of asset purchases by the U.S. Federal Reserve caused increased volatility in equities, bonds and currencies. Emerging markets were hit particularly hard, with countries that have rising current-account deficits suffering the most. Accordingly, Indonesia and Turkey were the worst regional performers. August was a particularly difficult month for emerging markets, with central banks in Indonesia, Turkey and Brazil all raising interest rates and India introducing restrictions on capital flows. By contrast, of the larger regional markets, Korea and Russia fared best during the quarter. At the sector level, consumer discretionary and IT led the field, while utilities and consumer staples were the worst performers.

Against this background, the Fund's NAV was essentially flat over the period, rising by 0.2%, compared with the 1.4% increase in the MSCI Emerging Markets index. The sell-off in the Indian market resulted in two India-based firms being key detractors for the Fund over the quarter. Infrastructure bank IDFC was the worst performer, as Indian infrastructure investment opportunities remained thin. The company's management also confirmed it would be seeking a banking licence to secure access to lower-cost funding for the company. This is likely to require an up-front investment cost ahead of any eventual cost savings. Car manufacturer Maruti Suzuki also had a difficult six months. During the period, the company reported results in line with market estimates, but these results only served to confirm weak demand in the Indian car industry. The Chinese IT investment firm Tencent was also a drag on relative returns.

On the positive side, the best performer was Aspen Pharmacare, the South Africa-based multinational. The company was buoyed by the release of strong full-year results that delivered revenue growth and operating profit up 27% and 28%, respectively, on a year-over-year basis. Aspen also continued to expand its presence in other emerging markets with a number of acquisitions, as its international operations already account for the majority of group operating profit. The Macau-based casino operator SJM Holdings also did well. The stock had been subdued in the first quarter of the year as investors were concerned about the impact of a slowing Chinese economy on casino activity in Macau. However, SJM's share price appreciated by 18% in the third quarter, after the company received approval for a new casino on Macau's Cotai Island.

In terms of portfolio activity, we initiated new positions in Turkey's leading mobile-phone operator Turkcell; Shin Corp, whose principal asset is Thai mobile-phone operator AIS; Thai-based refinery PTT Global Chemical; Chinese car manufacturer Dongfeng Motor; India's leading tobacco company ITC; Hong Kong-based holding company First Pacific; Russian internet company Mail.ru; Brazilian building-materials companies Duratex; and Tower Bersama, one of Indonesia's leading operators of mobile-phone towers. We sold Brazilian state-owned energy company Petrobras, Indonesian financial Bank Mandiri, Turkish bank Garanti, Korean engineering firm Samsung, the Brazilian homebuilder PDG, and Peruvian mining company Buenaventura.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2013 (Unaudited)

OUTLOOK

Economic activity is growing again across most of the world, and this is leading to better operating conditions for many emerging-market companies. However, we believe that a healthier economy will ultimately lead to less government support in financial markets. In the short term, therefore, market direction will be impacted by expectations around the 'tapering' of the U.S. monetary-stimulus programme. We believe that the withdrawal process will reduce demand for financial assets, and this is likely to push up bond yields and put downward pressure on some emerging-market currencies. As mentioned above, emerging-market central banks have already started to respond by increasing interest rates to keep their economic policy in balance.

Regardless of the short-term machinations of the financial markets, we still find plenty of companies that can benefit from longer-term themes, such as emerging-market consumption. With regard to the portfolio, our focus remains on identifying individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. We aim to maintain a portfolio of assets that is capable of outperforming its benchmark irrespective of market direction.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2013 (Unaudited)

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

Pacific Basin		% of net assets
Samsung Electronics Co., Ltd.	(South Korea)	7.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	(Taiwan)	5.7%
Industrial and Commercial Bank of China Ltd., H Shares	(China)	3.9%
CNOOC Ltd.	(China)	3.6%
Hyundai Mobis	(South Korea)	3.2%
Genting Malaysia Berhad	(Malaysia)	2.5%
Africa
Aspen Pharmacare Holdings Ltd.	(South Africa)	3.6%
MTN Group Ltd.	(South Africa)	3.1%
Europe
Magnit OJSC	(Russia)	3.6%
Latin America
Itau Unibanco Holding SA	(Brazil)	2.5%

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

ASSET ALLOCATION BY INDUSTRY:

Percentages of long-term investments by industry are as follows:

Industry	% of net assets
Auto Manufacturers	2.5%
Auto Parts & Equipment	3.2%
Banks	18%
Beverages	1.6%
Building Construction	1.6%
Building Materials	1.0%
Chemicals	2.5%
Commercial Services	1.7%
Computers	4.7%
Diversified Financial Services	3.1%
Electric	1.0%
Electrical Component & Equipment	1.2%
Food	4.6%
Healthcare - Products	3.6%
Insurance	3.8%
Iron/Steel	2.8%
Lodging	4.8%
Media	1.2%
Oil & Gas	8.0%
Retail	1.4%
Semiconductors	13.2%
Telecommunications	11.3%
Textiles	1.0%
Tobacco	1.5%

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2013 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – 98.9%
EUROPE – 63.3%
BELGIUM – 2.2%
Anheuser-Busch InBev NV	1,742	$181,174
TOTAL BELGIUM – (Cost $126,641)		181,174
FRANCE – 13.7%
BNP Paribas SA	3,006	222,599
Eutelsat Communications SA	2,845	90,177
Kering	665	151,101
Safran SA (a)	2,854	182,417
Sanofi SA	1,896	202,185
Schneider Electric SA	2,254	189,896
SCOR SE	2,978	105,269
TOTAL FRANCE – (Cost $898,471)		1,143,644
GERMANY – 2.0%
Daimler AG	2,035	166,997
TOTAL GERMANY – (Cost $143,872)		166,997
ITALY – 3.7%
Eni SpA	5,985	151,553
Mediobanca SpA	17,455	159,379
TOTAL ITALY – (Cost $251,093)		310,932
NORWAY – 1.7%
DnB NOR ASA	7,960	141,067
TOTAL NORWAY – (Cost $88,669)		141,067
SPAIN – 3.7%
Inditex SA (a)	840	138,001
Telefonica SA* (a)	9,832	173,342
TOTAL SPAIN – (Cost $265,941)		311,343
SWEDEN – 2.8%
Assa Abloy AB, B Shares	2,833	140,644
Modern Times Group AB, B Shares	1,742	95,110
TOTAL SWEDEN – (Cost $196,934)		235,754
SWITZERLAND – 11.6%
Aryzta AG*	890	66,504
Cie Financiere Richemont SA, 144A	1,413	144,905
Credit Suisse Group AG, 144A*	6,131	190,751
Novartis AG, 144A	2,550	197,992
Roche Holding AG	793	219,542

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
EUROPE – Continued
SWITZERLAND – Continued
Syngenta AG, 144A	349	$140,969
TOTAL SWITZERLAND – (Cost $757,282)		960,663
UNITED KINGDOM – 21.9%
BG Group PLC	9,924	202,641
British American Tobacco PLC	2,922	160,981
British Sky Broadcasting Group PLC	9,219	138,579
HSBC Holdings PLC	24,824	271,495
Inmarsat PLC	11,888	137,336
Johnson Matthey PLC	3,256	156,829
Persimmon PLC*	6,582	133,503
Prudential PLC	8,890	182,311
Rio Tinto PLC	4,352	220,365
Serco Group PLC	14,764	131,856
UBM PLC	7,523	82,446
TOTAL UNITED KINGDOM – (Cost $1,501,416)		1,818,342
TOTAL EUROPE – (Cost $4,230,319)		5,269,916
JAPAN – 20.8%
Astellas Pharma, Inc.	2,000	111,055
Denso, Corp.	2,800	133,977
Hitachi Ltd.	34,000	236,855
Japan Tobacco, Inc.	6,700	241,890
Lawson, Inc. (a)	1,400	112,051
Mitsubishi Estate Co., Ltd.	4,000	113,780
Mitsubishi UFJ Financial Group, Inc.	30,300	191,051
Nabtesco Corp.	5,500	133,738
Nissan Motor Co., Ltd.	17,600	175,767
Nitto Denko Corp.	900	46,954
ORIX Corp.	8,600	147,459
Sekisui House Ltd.	6,000	85,610
TOTAL JAPAN – (Cost $1,444,166)		1,730,187
MIDDLE EAST – 1.5%
ISRAEL – 1.5%
Check Point Software Technologies Ltd.* (a)	2,100	121,842
TOTAL ISRAEL – (Cost $109,059)		121,842
TOTAL MIDDLE EAST – (Cost $109,059)		121,842

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
PACIFIC BASIN – 13.3%
AUSTRALIA – 4.4%
Aurizon Holdings Ltd.	38,396	$173,829
Macquarie Group Ltd.	4,049	194,981
TOTAL AUSTRALIA – (Cost $270,241)		368,810
HONG KONG – 4.8%
AIA Group Ltd.	31,600	160,385
China Merchants Holdings International Co., Ltd.	36,000	127,460
SJM Holdings Ltd.	35,000	112,860
TOTAL HONG KONG – (Cost $272,501)		400,705
SOUTH KOREA – 2.0%
Samsung Electronics Co., Ltd., GDR 144A	238	165,291
TOTAL SOUTH KOREA – (Cost $129,289)		165,291
TAIWAN – 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,300	97,573
TOTAL TAIWAN – (Cost $79,561)		97,573
THAILAND – 0.9%
Bangkok Bank Public Co., Ltd.	11,200	74,127
TOTAL THAILAND – (Cost $47,127)		74,127
TOTAL PACIFIC BASIN – (Cost $798,719)		1,106,506
TOTAL COMMON STOCKS – (Cost $6,582,263)		8,228,451
COLLATERAL FOR SECURITIES ON LOAN – 5.5%
State Street Navigator Securities Lending Prime Portfolio, 0.17%	453,392	453,392
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $453,392)		453,392
	Principal Amount
SHORT-TERM INVESTMENTS – 1.8%
State Street Bank & Trust Co. Euro Time Deposit, 0.01%, 11/01/2013	$153,000	153,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $153,000)		153,000
TOTAL INVESTMENTS – (Cost $7,188,655) – 106.2%		8,834,843
OTHER ASSETS LESS LIABILITIES – (6.2)%		(512,970)
NET ASSETS – 100.0%		$8,321,873

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2013 (Unaudited)

Notes to Schedule of Investments

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2013, the market value of the securities loaned was $633,050.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2013, these securities amounted to 10.09% of net assets.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2013 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – 94.1%
AFRICA – 6.8%
SOUTH AFRICA – 6.8%
Aspen Pharmacare Holdings Ltd.	57,252	$1,593,845
MTN Group Ltd.	68,695	1,365,449
TOTAL SOUTH AFRICA – (Cost $1,441,629)		2,959,294
TOTAL AFRICA – (Cost $1,441,629)		2,959,294
EUROPE – 12.5%
RUSSIA – 10.7%
LUKOIL, ADR	13,698	896,808
LUKOIL, ADR, (London Intl.)	1,272	83,443
Magnit OJSC, GDR 144A	24,700	1,586,975
Mail.ru Group Ltd., GDR 144A	14,678	541,325
Novolipetsk Steel, GDR 144A	28,800	491,328
Sberbank of Russia, ADR	85,317	1,089,498
TOTAL RUSSIA – (Cost $4,013,012)		4,689,377
TURKEY – 1.8%
Turkcell Iletisim Hizmetleri AS*	129,710	805,712
TOTAL TURKEY – (Cost $736,734)		805,712
TOTAL EUROPE – (Cost $4,749,746)		5,495,089
LATIN AMERICA – 15.9%
BRAZIL – 3.7%
Cia Hering	29,900	434,446
Duratex SA	67,800	422,804
Localiza Rent a Car SA	45,830	746,717
TOTAL BRAZIL – (Cost $1,461,747)		1,603,967
CHILE – 1.2%
Banco Santander Chile, ADR	20,964	514,876
TOTAL CHILE – (Cost $555,084)		514,876
COLUMBIA – 2.1%
Pacific Rubiales Energy Corp.	45,000	930,945
TOTAL COLUMBIA – (Cost $1,073,943)		930,945
MEXICO – 6.5%
America Movil SAB de CV, Series L	779,200	834,308
Controladora Comercial Mexicana SAB de CV	152,900	623,682
Grupo Financiero Banorte SAB de CV, Series O	152,200	974,286
Mexichem SAB de CV (a)	104,331	434,684
TOTAL MEXICO – (Cost $2,257,038)		2,866,960

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
LATIN AMERICA – Continued
PERU – 2.4%
Credicorp Ltd. (a)	7,571	$1,034,198
TOTAL PERU – (Cost $685,689)		1,034,198
TOTAL LATIN AMERICA – (Cost $6,033,501)		6,950,946
OTHER AREAS – 7.0%
INDIA – 4.8%
Infrastructure Development Finance Co., Ltd.	214,189	370,139
ITC Ltd.	121,264	660,041
Maruti Suzuki India Ltd.	40,720	1,086,032
TOTAL INDIA – (Cost $2,369,320)		2,116,212
UNITED STATES – 2.2%
Cognizant Technology Solutions Corp.*	11,200	973,616
TOTAL UNITED STATES – (Cost $888,833)		973,616
TOTAL OTHER AREAS – (Cost $3,258,153)		3,089,828
PACIFIC BASIN – 51.9%
CHINA – 12.9%
China Taiping Insurance Holdings Co., Ltd.*	375,800	586,506
CNOOC Ltd.	776,000	1,589,434
Dongfeng Motor Group Co., Ltd., H Shares	490,000	690,158
Industrial and Commercial Bank of China Ltd., H Shares	2,459,310	1,719,265
Lenovo Group Ltd. (a)	1,000,000	1,067,974
TOTAL CHINA – (Cost $4,585,472)		5,653,337
HONG KONG – 3.3%
First Pacific Co., Ltd.	374,000	425,472
SJM Holdings Ltd.	314,000	1,012,511
TOTAL HONG KONG – (Cost $837,037)		1,437,983
INDONESIA – 1.2%
Tower Bersama Infrastructure Tbk PT	998,500	504,897
TOTAL INDONESIA – (Cost $550,861)		504,897
MALAYSIA – 6.1%
Axiata Group Berhad	363,222	790,777
CIMB Group Holdings Berhad	330,194	781,654
Genting Malaysia Berhad	802,000	1,097,951
TOTAL MALAYSIA – (Cost $1,759,477)		2,670,382

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
PACIFIC BASIN – Continued
SOUTH KOREA – 14.6%
Hyundai Mobis	4,924	$1,390,279
Korean Reinsurance Co.	93,869	1,053,067
LG Chem Ltd.	2,397	676,787
Samsung Electronics Co., Ltd.	2,375	3,280,108
TOTAL SOUTH KOREA – (Cost $4,180,707)		6,400,241
TAIWAN – 9.1%
Chinatrust Financial Holding Co., Ltd.	1,473,747	998,232
Simplo Technology Co., Ltd.	103,200	507,579
Taiwan Semiconductor Manufacturing Co., Ltd.	671,822	2,503,940
TOTAL TAIWAN – (Cost $2,546,681)		4,009,751
THAILAND – 4.7%
Kasikornbank PCL	105,500	657,574
PTT Global Chemical PCL	284,300	717,030
Shin Corp. PCL, NVDR	246,300	666,691
TOTAL THAILAND – (Cost $1,617,625)		2,041,295
TOTAL PACIFIC BASIN – (Cost $16,077,860)		22,717,886
TOTAL COMMON STOCKS – (Cost $31,560,889)		41,213,043
PREFERRED STOCKS – 5.2%
LATIN AMERICA – 5.2%
BRAZIL – 5.2%
AES Tiete SA	45,912	448,832
Itau Unibanco Holding SA	71,220	1,099,996
Vale SA	50,577	741,429
TOTAL BRAZIL – (Cost $2,082,665)		2,290,257
TOTAL LATIN AMERICA – (Cost $2,082,665)		2,290,257
TOTAL PREFERRED STOCKS – (Cost $2,082,665)		2,290,257
COLLATERAL FOR SECURITIES ON LOAN – 5.1%
State Street Navigator Securities Lending Prime Portfolio, 0.17%	2,212,971	2,212,971
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $2,212,971)		2,212,971

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2013 (Unaudited)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 0.8%
State Street Bank & Trust Co. Euro Time Deposit, 0.01%, 11/01/2013	$356,000	$356,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $356,000)		356,000
TOTAL INVESTMENTS – (Cost $36,212,525) – 105.2%		46,072,271
OTHER ASSETS LESS LIABILITIES – (5.2)%		(2,261,205)
NET ASSETS – 100.0%		$43,811,066

Notes to Schedule of Investments

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2013, the market value of the securities loaned was $2,091,307.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

NVDR  Non-Voting Depositary Receipts

144A  Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2013, these securities amounted to 6.0% of net assets.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2013 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
ASSETS
Investments in securities, at value	$8,228,451	$43,503,300
Short-term investments (Includes collateral for securities on loan of $453,392 and $2,212,971, respectively)	606,392	2,568,971
Cash	871	667
Foreign currency, at value	259	108,640
Unrealized appreciation on spot contracts	942	–
Receivable for investments sold	227,582	–
Receivable for Fund shares sold	–	862,122
Dividends and interest receivable	17,390	21,417
Receivable due from Advisor	42,855	–
Foreign tax reclaims receivable	34,403	–
Prepaid expenses	3,119	35,390
TOTAL ASSETS	9,162,264	47,100,507
LIABILITIES
Unrealized depreciation on spot contracts	–	605
Payable for investments purchased	284,653	848,838
Collateral for securities on loan (Note B)	453,392	2,212,971
Management fee payable	14,019	47,173
Audit and tax fee payable	24,432	14,763
Legal fee payable	20,722	62,637
Capital gains taxes accrued	3,609	57,020
Accrued expenses and other liabilities	39,564	45,434
TOTAL LIABILITIES	840,391	3,289,441
TOTAL NET ASSETS	$8,321,873	$43,811,066
COMPOSITION OF NET ASSETS
Paid-in capital	$23,106,486	$66,531,532
Undistributed net investment income (loss)	79,773	(244)
Accumulated net realized loss on investments and foreign currency transactions	(16,507,611)	(32,524,040)
Net unrealized appreciation on investments and foreign currency (Net of foreign taxes payable of $3,609 and $57,020, respectively)	1,643,225	9,803,818
TOTAL NET ASSETS	$8,321,873	$43,811,066
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	837,998	8,585,563
NET ASSET VALUE PER SHARE	$9.93	$5.10
Identified cost of investments	$7,188,655	$36,212,525
Cost of foreign currency	$258	$109,233

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
INVESTMENT INCOME
Dividend income	$109,323	$710,296
Foreign taxes withheld	(4,227)	(81,373)
Securities lending income	1,024	2,801
Interest income	7	32
TOTAL INVESTMENT INCOME	106,127	631,756
EXPENSES
Management fees	27,411	93,124
Custodian fees	38,944	65,543
Audit and tax fees	27,725	27,725
Legal fees	20,165	76,121
Trustees fees	6,488	21,237
Stock dividend tax	–	6,308
Other expenses	14,347	43,290
TOTAL EXPENSES	135,080	333,348
Management fee reimbursement	(86,132)	–
NET EXPENSES	48,948	333,348
NET INVESTMENT INCOME (LOSS)	57,179	298,408
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments	254,041	(2,388,877)
Net realized gain on foreign currency transactions	2,244	541
Net change in unrealized appreciation (depreciation) on:
Investments	291,931	2,072,112
Foreign currency	(2,263)	2,811
Deferred foreign capital gains tax	1,421	59,929
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	547,374	(253,484)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$604,553	$44,924

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$57,179	$179,467	$298,408	$291,551
Net realized gain (loss)	256,285	383,613	(2,388,336)	(1,287,673)
Net change in net unrealized appreciation (depreciation) on investments, foreign currency and deferred foreign capital gains tax	291,089	(116,580)	2,134,852	1,129,068
Net increase in net assets from operations	604,553	446,500	44,924	132,946
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(904,212)	–	(1,109,808)
Total distributions	–	(904,212)	–	(1,109,808)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	–	–	862,122	–
Reinvestment of distributions to shareholders	–	904,212	–	1,109,808
Cost of shares repurchased	–	(16,896,398)	(2,593,076)	(3,737,304)
Total decrease in net assets from capital share transactions	–	(15,992,186)	(1,730,954)	(2,627,496)
NET INCREASE (DECREASE) IN NET ASSETS	604,553	(16,449,898)	(1,686,030)	(3,604,358)
NET ASSETS, beginning of period	$7,717,320	$24,167,218	$45,497,096	$49,101,454
NET ASSETS, end of period	$8,321,873	$7,717,320	$43,811,066	$45,497,096
Undistributed net investment income (loss)	$79,773	$22,594	$(244)	$(298,652)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	–	168,055	–
Shares issued in reinvestment of distributions to shareholders	–	108,289	–	212,200
Shares repurchased	–	(1,993,555)	(525,979)	(769,563)
Net share transactions	–	(1,885,266)	(357,924)	(557,363)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2013 (Unaudited) (2)		Year Ended April 30, 2013 (2)	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.21		$8.87	$10.92	$9.34	$7.47	$13.79
Net investment income	0.07		0.14	0.14	0.13	0.14	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65		1.44	(1.52)	1.51	1.89	(6.32)
Total from investment operations	0.72		1.58	(1.38)	1.64	2.03	(6.11)
Less distributions:
Net investment income	–		(1.24)	(0.34)	(0.06)	(0.16)	(0.21)
Net realized gains	–		–	(0.33)	–	–	–
Total distributions	–		(1.24)	(0.67)	(0.06)	(0.16)	(0.21)
Net asset value, end of period	$9.93		$9.21	$8.87	$10.92	$9.34	$7.47
TOTAL INVESTMENT RETURN (1)	7.93	%(3)	19.24%	(11.85)%	17.62%	27.17%	(44.33)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$8,322		$7,717	$24,167	$63,538	$49,377	$63,180
Gross expenses to average net assets	3.45	%(4)	2.74%	1.39%	1.24%	1.17%	1.14%
Net expenses to average net assets	1.25	%(4)	1.25%	1.25%	1.24%	1.17%	1.14%
Net investment income to average net assets	1.46	%(4)	1.67%	1.52%	1.37%	1.56%	2.24%
Portfolio turnover rate	24%		30%	47%	83%	103%	97%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2013 (Unaudited) (2)		Year Ended April 30, 2013 (2)	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$5.09		$5.17	$5.71	$4.70	$3.28	$9.38
Net investment income	0.04		0.03	0.03	0.03	0.05	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.03)		0.02	(0.55)	1.00	1.45	(4.63)
Total from investment operations	0.01		0.05	(0.52)	1.03	1.50	(4.49)
Less distributions:
Net investment income	–		(0.13)	(0.02)	(0.02)	(0.08)	(0.12)
Net realized gains	–		–	–	–	–	(1.49)
Total distributions	–		(0.13)	(0.02)	(0.02)	(0.08)	(1.61)
Net asset value, end of period	$5.10		$5.09	$5.17	$5.71	$4.70	$3.28
TOTAL INVESTMENT RETURN (1)	0.20	%(3)	0.85%	(9.09)%	22.08%	45.79%	(45.43)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$43,811		$45,497	$49,101	$69,758	$198,603	$214,782
Gross expenses to average net assets	1.61	%(4)	1.98%	1.67%	1.43%	1.23%	1.16%
Net expenses to average net assets	1.61	%(4)	1.84%	1.67%	1.43%	1.23%	1.16%
Net investment income to average net assets	1.44	%(4)	0.65%	0.65%	0.65%	1.10%	2.70%
Portfolio turnover rate	16%		25%	43%	46%	112%	103%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Massachusetts business trust on May 20, 1994. The Trust currently consists of two operational funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund") and MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") (each a "Fund" and, collectively, the "Funds"). Opportunistic EAFE Fund pursues its investment objective of seeking capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australia and the Far East. Opportunistic EAFE Fund's investment strategy is benchmarked against the MSCI EAFE Index, an index of securities traded in Europe, Australia, and the Far East weighted by market capitalization. Global Emerging Markets Fund pursues its investment objective of seeking capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies. Global Emerging Markets Fund's investment strategy is benchmarked against the MSCI Emerging Markets Free Index. The Opportunistic EAFE Fund and the Global Emerging Markets Fund commenced investment operations on July 1, 1994, and February 14, 1997, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Foreign Investments - The Funds will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Valuation of Investments - Equity securities listed on an established securities exchange normally are valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last bid and asked price, except that short-term securities and debt obligations with sixty (60) days or less remaining until maturity may be valued at their amortized cost. Other securities for which current market quotations are not readily available (including certain restricted securities, if any) and all other assets are recorded at fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees of the Trust (the "Trustees"), although the actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith in accordance with valuation procedures approved by the Trustees, which may include the use of a third-party valuation service. During the period covered by this report, certain foreign securities held by the Funds were subject to fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities, which generally represent a transfer from a Level 1 to a Level 2 security (as such classifications are described in more detail below), will be classified as a Level 2 security. If fair value pricing adjustments are not made, these securities will be classified as Level 1. As of October 31, 2013, the Funds held no securities that had been fair valued by the Trust's Valuation Committee in accordance with the Trust's Valuation Procedures other than those valued by the third-party pricing service.

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).

• Level 1 - Valuations based on quoted prices for identical securities in active markets.

• Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

• Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2013 in valuing each Fund's investments at fair value:

Fund	Level 1	Level 2	Level 3	Total
MCBT Opportunistic EAFE Fund
Common Stocks	$8,228,451	$–	$–	$8,228,451
Short-Term Investments	–	153,000	–	153,000
Collateral for Securities on Loan	453,392	–	–	453,392
Total Investments	$8,681,843	$153,000	$–	$8,834,843
MCBT Global Emerging Markets Fund
Common Stocks	$41,213,043	$–	$–	$41,213,043
Preferred Stocks	2,290,257	–	–	2,290,257
Short-Term Investments	–	356,000	–	356,000
Collateral for Securities on Loan	2,212,971	–	–	2,212,971
Total Investments	$45,716,271	$356,000	$–	$46,072,271

There were no transfers into and out of Levels 1, 2, and 3 during the period ended October 31, 2013.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization and/or retention. At October 31, 2013, there were no open repurchase agreements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or Martin Currie specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at times of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and U.S. dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is divided between the Agent and the applicable Fund.

As of October 31, 2013, the Funds listed below had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities on Loan	Value of Cash Collateral	Value of Non-Cash Collateral†	Total Collateral (Including Calculated Mark)*
Opportunistic EAFE Fund	$633,050	$453,392	$209,431	$661,458
Global Emerging Markets Fund	2,091,307	2,212,971	–	2,184,750

†  The Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

*  Balances represent the end-of-day mark to market of securities lending collateral that will be reflected by the Funds as of the next business day.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards"). The

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation, and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and are included with the net realized and unrealized gain or loss on investment securities.

Equity-Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. As of October 31, 2013, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies ("PFIC's"), capital gain taxes paid, and redemptions in-kind. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

The components of distributable earnings (accumulated losses) at April 30, 2013, on a tax basis, and the tax character of distributions during fiscal years 2013 and 2012, were as follows:

				2013		2012
Fund	Tax Basis Undistributed Ordinary Income	Tax Basis Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$104,444	$–	$1,220,554	$904,212	$–	$860,905	$837,099
Global Emerging Markets Fund	64,352	–	6,514,518	1,109,808	–	169,301	–

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried for a maximum of eight tax years ("Carryforward Limit"), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2013, the Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2017	Expiring April 30, 2018	Unlimited- Short-Term	Unlimited- Long-Term
Opportunistic EAFE Fund*	$12,495,156	$2,089,070	$2,129,938	$–
Global Emerging Markets Fund*	–	26,577,242	1,293,349	1,068,822

*  Utilization of capital loss carry-forward may be limited due to IRC 382(b) loss limitations.

As of April 30, 2013, the Funds elected for federal income tax purposes, to defer the following current year post-October 31, and post-December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

Fund	Short-Term Post-October Capital Loss	Long-Term Post-October Capital Loss	Late-Year Ordinary Loss
Opportunistic EAFE Fund	$–	$–	$–
Global Emerging Markets Fund	–	(404,847)	–

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

The Funds have adopted the provisions of ASC 740 ''Income Taxes'' (''ASC 740''). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years (2010-2012). As of April 30, 2013, the Funds did not have any unrecognized tax positions.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	1.00	%*

*  The Investment Manager has agreed to waive the compensation it is entitled to receive under its investment advisory agreement with respect to the Global Emerging Markets Fund, a series of the Trust, from February 1, 2013 through April 30, 2014, such that the Investment Manager's advisory fee will be charged during that period at the annual rate of 0.45% of the Global Emerging Market Fund's average net asset value.

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 3-year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of October 31, 2013, the following amounts are subject to recapture:

Fund	Expires April 30, 2016
Opportunistic EAFE Fund	$86,132

This agreement expires August 31, 2014 (though recapture rights continue following expiration of the agreement). There is no guarantee that the Investment Manager will renew this arrangement beyond August 31, 2014.

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust and each Fund. State Street performs certain administrative services for the Trust and each Fund. Each Fund pays State Street, as administrator, transfer agent and dividend paying agent, a fee at the rate of 0.03% of its average net assets up to £100 million, 0.024% of the next £100 million, 0.015% of the next £300 million, 0.01% of the next £500 million, and 0.005% of those assets in excess of £1 billion per Fund, subject to a £40,000 minimum fee per year per Fund, plus certain out-of-pocket costs. Each fund pays State Street custodian fees which include both transaction-based fees and asset-based fees charged for assets under custody.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The Trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the period ended October 31, 2013 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$1,867,796	$1,833,226
Global Emerging Markets Fund	6,710,459	7,581,275

The identified cost of investments in securities and short-term investments, owned for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at, October 31, 2013, were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$7,188,655	$1,679,207	$33,019	$1,646,188
Global Emerging Markets Fund	36,212,525	11,258,184	1,398,438	9,859,746

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales and the recognition of passive foreign investment company ("PFIC") mark-to-market income.

As of October 31, 2013, the net unrealized appreciation/depreciation on foreign currency transactions on a federal income tax basis for each Fund was the same for financial reporting purposes.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of each Fund as of October 31, 2013, and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	2	100.00
Global Emerging Markets Fund	3	100.00

The Investment Manager and its affiliates have investment discretion with respect to certain clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, as well as possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, respectively.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the period ended October 31, 2013, the Funds did not engage in any such transactions.

NOTE H - SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through the date the financial statements were issued. Management has determined that there are no such subsequent events that would require disclosure in the Funds' financial statements through the date the financial statements were issued.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 or email clientservicesteam@martincurrie.com; and (2) on pages 15-16 of the Trust's Statement of Additional Information dated August 28, 2013, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 or email clientservicesteam@martincurrie.com; and (2) on page 15 of the Trust's Statement of Additional Information, available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Approval of Continuation of Investment Advisory Agreements

The Board of Trustees (the "Board" or the "Trustees"), including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), at a meeting held in person in July 2013, considered the renewal of the investment advisory agreements for each of the Funds (the "Advisory Agreements"). In connection with its deliberations at the July meeting, the Board requested and received from the Investment Manager information that the Board believed to be reasonably necessary to evaluate the Advisory Agreements, including: (1) biographies of employees primarily responsible for providing investment advisory services; (2) Martin Currie's Code of Ethics; (3) information regarding brokerage allocation and best execution; (4) an annual report relating to the Funds' Rule 12b-1 Defensive Plans; (5) a draft of the Martin Currie Limited Annual Report and Accounts for the year ended December 31, 2012; (6) detailed comparative performance data; (7) detailed comparative industry fee and expense data; (8) a standard investment advisory contract for the Funds; and (9) the October 31, 2012 semi-annual report of the Trust.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable, in the best interests of shareholders and should be approved, on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services to be Provided by the Investment Manager

The Trustees considered the nature, quality and extent of the advisory services to be provided by the Investment Manager under each of the Advisory Agreements and reviewed the quality of the advisory services provided by the Investment Manager to the Funds since their inception. They considered the investment style and investment decision-making process employed by the Investment Manager, the Investment Manager's research and analysis capabilities, the nature of the Investment Manager's experience and resources, the experience of relevant personnel of the Investment Manager and the Investment Manager's representations regarding staffing and the retention of personnel with relevant portfolio management experience, and the Investment Manager's resources, practices and procedures designed to address regulatory compliance matters, including the Investment Manager's brokerage allocation and best execution practices. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the overall nature, extent and quality of the services provided by the Investment Manager under the Advisory Agreements was reasonable.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Costs of Services Provided and Profitability to the Investment Manager

At the request of the Trustees, the Investment Manager provided information regarding the costs of services provided and the profitability of the Investment Manager. The Trustees reviewed the financial statements of the Investment Manager and information regarding potential "fall-out" benefits to the Investment Manager. The Trustees considered the ability of the Funds to establish a public record of their performance to be a potential "fall-out" benefit to the Investment Manager and its affiliates (collectively, "Martin Currie") because of the opportunity that record might create for Martin Currie to increase assets under management by, for example, attracting new clients and expanding existing client relationships. Based on their review of this information, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the profitability was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Investment Manager

The Trustees considered the investment performance of the Funds and the Investment Manager. In this regard the Investment Manager provided the Trustees with performance information showing the short-term (i.e., 1-, 3- and 6-month) and long-term (i.e., 1-, 3- and 5-year and since inception, as applicable) performance of the Funds. The Investment Manager also provided investment performance data for each Fund's respective benchmark. The Trustees noted that they reviewed the Funds' performance throughout the year.

The Trustees also considered other factors relevant to performance. Those factors varied for each Fund, but included one or more of the following: (i) that the Fund's recent underperformance was attributable, to a significant extent, to investment decisions that were consistent with the Fund's investment process, strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (ii) that the Fund's performance was competitive, though in certain periods below average, when compared to other relevant peer groups; and (iii) that Martin Currie had taken or was taking steps designed to help improve the Fund's investment performance.

After reviewing these and related factors, the Trustees then concluded that the performance of the Funds and Martin Currie's ongoing efforts to improve performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period, but that they would continue to closely monitor the performance of the Funds.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees then considered the contractual advisory fee rate paid by each of the Funds to the Investment Manager. The Trustees considered that the Funds' shareholder base was predominantly of an institutional nature, and that the Funds' shareholders generally invested in the Funds as part of broader investment programs that included investments in other types of products managed by Martin Currie. In evaluating each Fund's advisory fee arrangements, the Trustees also took into account the sophistication of the investment techniques used to manage the Fund, and reviewed information provided by Martin Currie regarding fees paid to Martin Currie by its other clients with similar investment objectives. The Trustees also considered more generally whether the Funds were likely to benefit from any economies of scale in the management of each Fund in the event of growth in assets of such Fund. The Trustees then concluded that overall expenses of the Funds appeared reasonable and that they believed that the management fees were reasonable compared to those charged to comparable funds, and compared to those charged to other clients of the Investment Manager with similar investment objectives. The Trustees then concluded that the advisory fees charged to the Funds represented reasonable compensation in light of the nature and quality of the services provided by the Investment Manager to the Funds.

In the course of their deliberations, the Trustees took into account the small size of the Funds, the institutional nature of the investor base and the substantial continuity of those investors since their last continuation of each Fund's Advisory Agreement. They also considered alternatives to continuing each Fund's Advisory Agreement for an additional one-year period, taking into account the size of each Fund, the institutional nature of the Funds' shareholder base and the

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

manner in which many of the Funds' shareholders employed the Funds as part of broader investment programs. The Trustees then concluded that their overall consideration of the available practicable alternatives supported the continuance of each Fund's Advisory Agreement for an additional one-year period, commencing July 15, 2013.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement, if any, by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 through October 31, 2013
Actual
Opportunistic EAFE Fund	$1,000.00	$1,079.35	$6.55
Global Emerging Markets Fund	1,000.00	1,001.96	8.12
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.90	$6.36
Global Emerging Markets Fund	1,000.00	1,017.09	8.19

*  Expenses are equal to the Funds' annualized expense ratios of 1.25% and 1.61% for Opportunistic EAFE Fund and Global Emerging Markets Fund, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Jamie Skinner 52	Trustee and President	2010	2	Director, Client Service, Martin Currie Investment Management Limited; Director, Martin Currie Inc.; President and CEO, Taiwan Fund, Inc.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Simon D. Eccles 79	Trustee	1994	2

Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).

					None
Patrick R. Wilmerding 70	Trustee	1994	2

Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).

					None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (2)
Ralph M. Campbell 46	Vice President and Treasurer	2005

Director of Martin Currie (Holdings) Limited (parent company); Director of Martin Currie (Bermuda) Limited; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Moorgate Investment Management Limited; Martin Currie Pte Limited. Formerly: Director of Finance of GE Capital Auto Financing; Edinburgh International Investment Trust (dissolved 2008); Martin Currie Global Investors Limited (dissolved 2011); Scottish Unit Managers Limited (dissolved 2011); Western Canada Investment Company Limited (dissolved 2011); MarView Investment Partnership LLP (dissolved 2012); Martin Currie Services Limited (dissolved 2008); Martin Currie Management Limited (dissolved 2011).

Nigel Anderson 43	Chief Compliance Officer	2013	Head of Compliance, Martin Currie Investment Management Limited; Senior Compliance Advisor of Martin Currie Investment Management Limited.

(1)  There is no stated term of the office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with any of the group of companies owned by Martin Currie (Holdings) Limited are omitted if not materially different from the positions listed.

(3)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Jamie Skinner, Trustee and President*

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Nigel Anderson, Chief Compliance Officer

* Interested Trustee

INVESTMENT MANAGER

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Conduct Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Jamie Skinner
Name:	Jamie Skinner
Title:	President
Date:	January 2, 2014

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 2, 2014	By:	/s/ Jamie Skinner
	Name:	Jamie Skinner
	Title:	President

Date: January 2, 2014	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.